SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): September 5, 2014


                                STRAINWISE, INC.
                          ----------------------------
                 (Name of Small Business Issuer in its charter)


            Utah                   000-54231                 27-4336843
  ------------------------    ---------------------      ------------------
  (State of incorporation)    (Commission File No.)         (IRS Employer
                                                          Identification No.)

                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                        -------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:


                              4th Grade Films, Inc.
                -----------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
            Year.

     On September 5, 2014 the Company changed its name from 4th Grade Films, Inc. to Strainwise, Inc.

     The amendment to the Company's Articles of Incorporation regarding the name change was filed with the Utah Secretary of State on September 5, 2014.

     The name change will become effective in the over-the-counter market when FINRA announces the effective date of the name change.













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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 9, 2014                STRAINWISE, INC.


                                       By:  /s/ Shawn Phillips
                                            ----------------------------------
                                            Shawn Phillips, Chief Executive
                                                Officer